Exhibit 10.7 MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN PERFORMANCE STOCK AWARD CERTIFICATE THIS IS TO CERTIFY that Mannatech, Incorporated, a Texas corporation (the “Company”), has granted you (the “Participant”) the right to receive Shares of Common Stock under its 2017 Stock Incentive Plan (the “Plan”), as follows: Name of Participant: _____________________________________ Address of Participant: _____________________________________ _____________________________________ Number of Shares: _____________________________________ Date of Grant: _____________________________________ Acceptance Expiration Date: 15 days after the Participant’s receipt of this Certificate and the attached Performance Stock Award Agreement Performance Period: Vesting Schedule: Performance Goals1 Performance Shares Vested By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Performance Stock Award Agreement and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Award rights granted under this Certificate and the related Performance Stock Award Agreement and to receive the Performance Shares (as defined in the Performance Stock Award Agreement) designated above subject to the terms of the Plan, this Certificate and the Performance Stock Award Agreement. Participant: Name: , an individual Dated: ______________________________ Mannatech, Incorporated By: Title: Dated: ______________________________ 1 Subject to certification of achievement by the Administrator.

MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN PERFORMANCE STOCK AWARD AGREEMENT This Performance Stock Award Agreement (this “Agreement”), is entered into on the Date of Grant, subject to the Participant’s acceptance of the terms of the Agreement evidenced by the Participant’s signature on the Performance Stock Award Certificate to which this Agreement is attached (the “Certificate”), between Mannatech, Incorporated, a Texas corporation (the “Company”), and the Participant named in the Certificate. Under the Mannatech, Incorporated 2017 Stock Incentive Plan (the “Plan”), the Administrator has authorized the grant to the Participant of the right to receive Shares (the “Award”), under the terms and subject to the conditions set forth in this Agreement and the Plan. Capitalized terms not otherwise defined in the Agreement have the meanings ascribed to them in the Plan. NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Basis for Award. This Performance Stock Award is granted under the Plan for valid consideration provided to the Company by the Participant. By the Participant’s execution of the Certificate, the Participant agrees to accept the Award rights granted under the Certificate and this Agreement and to receive the Performance Shares (defined below) designated in the Certificate subject to the terms of the Plan, the Certificate and this Agreement. 2. Performance Stock Award. The Company hereby awards and grants to the Participant, for valid consideration with a value in excess of the aggregate par value of the Common Stock awarded to the Participant, the number of Shares set forth in the Certificate, which are subject to the restrictions and conditions set forth in the Plan, the Certificate and in this Agreement (the “Performance Shares”). One or more stock certificates representing the number of Performance Shares specified in the Certificate will hereby be registered in the Participant’s name (the “Stock Certificate”), but will be deposited and held in the custody of the Company for the Participant’s account as provided in Section 4 hereof until such Performance Shares become vested and all restrictions thereon have lapsed. The Participant acknowledges and agrees that those Shares may be issued as a book entry with the Company’s transfer agent and that no physical certificates need be issued for as long as such Shares remain subject to forfeiture and restrictions on transfer. 3. Vesting. Subject to the Administrator’s written certification pursuant to Section 8(d) of the Plan, the Performance Shares will vest and restrictions on transfer will lapse pursuant to the Vesting Schedule set forth in the Certificate, on condition that the Participant is still in Continuous Service at the end of the Performance Period. (a) Forfeiture of Unvested Shares. Except as otherwise provided in this Section, if the Participant ceases Continuous Service for any reason before the date of the Administrator’s written certification, the Participant will immediately forfeit the Performance Shares that have not vested and as to which restrictions have not lapsed (“Unvested Shares”), and such Unvested Shares will be cancelled as outstanding Shares. (b) Restriction on Transfer of Unvested Shares. The Participant is not permitted to transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber, or otherwise dispose of any of the Unvested Shares, except as permitted by this Agreement. 4. Deposit of the Unvested Shares. The Participant must deposit all of the Unvested Shares with the Company to hold in its custody until they become vested, at which time such Performance Shares will no longer constitute Unvested Shares. If requested by the Company, the Participant must execute and deliver to the Company, concurrently with the execution of this Agreement (or, if requested by the Company, from time to time thereafter during the Performance Period) blank stock powers for use in connection with the transfer to the Company or its designee of Unvested Shares that do not become vested. Upon the Administrator’s certification of the Performance Goal achievement, the Company will deliver to the Participant the Stock Certificate for the Performance Shares that become vested on the lapse of the forfeiture and non-transferability restrictions thereon. 5. Shareholder Rights, Dividends. Subject to the terms of this Agreement, the Participant will have the right to vote the Performance Shares. However, any dividends paid with respect to Unvested Shares will be deposited and held in escrow, without interest, until the Unvested Shares relating to such dividends become vested and deliverable to the Participant, at which time the dividends will be released from escrow and paid to the Participant. If the Unvested Shares to which dividends held in escrow relate are subsequently forfeited, such dividends will automatically be forfeited and released from escrow and returned to the Company. 6. Compliance with Laws and Regulations. The issuance and transfer of Common Stock is subject to the Company’s and the Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state and foreign securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission, foreign securities regulatory authority or any securities exchange to effect such compliance. 7. Tax Withholding (a) As a condition to the release of Performance Shares from escrow and lapse of restrictions on transfer, no later than the first to occur of (i) the date as of which all or any of the Performance Shares vest and the restrictions on their transfer lapse or (ii) the date required by Section 7(b), the Participant must pay to the Company any federal, state or local taxes required by law to be withheld with respect to the Performance Shares that vest. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, the Participant may provide for payment of withholding taxes in full by cash or check or, if the Administrator permits, by one or more of the alternative methods of payment set forth in the Plan.

(b) The Participant may elect, within 30 days of the Date of Grant, to include in gross income for federal income tax purposes under Section 83(b) of the Code, an amount equal to the aggregate Fair Market Value on the Date of Grant of the Performance Shares. In connection with any such election, the Participant must promptly provide the Company with a copy of the election as filed with the Internal Revenue Service and pay to the Company, or make such other arrangements satisfactory to the Administrator to pay to the Company based on the Fair Market Value of the Performance Shares on the Date of Grant, any federal, state or local taxes required by law to be withheld with respect to the Performance Shares at the time of the election. If the Participant fails to make such payments, the Company will have the right to deduct from any payment of any kind otherwise due to Participant, to the extent permitted by law, any federal, state or local taxes required to be withheld with respect to the Performance Shares. 8. No Right to Continued Service. Nothing in this Agreement or in the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company or its Affiliates to terminate the Participant’s Continuous Service at any time. 9. Representations and Warranties of Participant. The Participant represents and warrants to the Company as follows: (a) Acknowledgment and Agreement to Terms of the Plan. The Participant acknowledges receipt of a copy of the Plan, the Certificate, this Agreement and the prospectus dated [_________], 2017 covering the Shares reserved for issuance under the Plan. The Participant has read and understands the terms of the Plan, the Certificate and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences on the vesting of Performance Shares or disposition of the Shares once vested, and that the Participant should consult a tax advisor before such time. (b) Stock Ownership. The Participant is the record and beneficial owner of the Performance Shares with full right and power to transfer the Unvested Shares to the Company free and clear of any liens, claims or encumbrances and the Participant understands that the Stock Certificates evidencing the Performance Shares will bear a legend referencing this Agreement. (c) Rule 144. The Participant understands that Rule 144 issued under the Securities Act may indefinitely restrict transfer of the Common Stock if the Participant is an “affiliate” of the Company (as defined in Rule 144), or for up to one year if “current public information” about the Company (as defined in Rule 144) is not publicly available regardless of whether the Participant is an affiliate of the Company. (d) Consent to Market Standoff. If an underwritten public offering by the Company of its equity securities occurs, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of the registration statement as may be requested by the Company or the underwriters. In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable standoff period. If there is any change in the number of outstanding Shares by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off, or a spin-off), a merger or consolidation, a reverse merger, or similar transaction, then any new, substituted, or additional securities which are by reason of the transaction distributed with respect to any Shares subject to the Market Standoff, or into which the Shares thereby become convertible, will immediately be subject to the Market Standoff. (e) Compliance with Securities Laws. The Participant understands and acknowledges that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Performance Shares is expressly conditioned on compliance with the Securities Act and all applicable federal, state, and foreign securities laws. The Participant agrees to cooperate with the Company to ensure compliance with such laws. 10. Capitalization Adjustments. If, as a result of any capitalization adjustment under the Plan, the Participant becomes entitled to receive any additional Shares or other securities (“Additional Securities”) in respect of the Unvested Shares, the Additional Securities will be Unvested Shares, and the total number of Unvested Shares will be equal to the sum of (i) the initial Unvested Shares and (ii) the number of Additional Securities issued or issuable in respect of the initial Unvested Shares and any Additional Securities previously issued to the Participant. 11. Restrictive Legends and Stop-Transfer Orders (a) Legends. To the extent that a Stock Certificate or Certificates representing Unvested Shares is issued in physical form rather than through book entry with the Company’s transfer agent, the Participant understands and agrees that the Company will place the legends set forth below or similar legends on any Stock Certificate evidencing the Common Stock, together with any other legends that may be required by federal, state, or foreign securities laws, the Company’s articles of incorporation or bylaws, any other agreement between the Participant and the Company, or any agreement between the Participant and any third party: THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A PERFORMANCE STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC RESALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. The Company will remove the above legend at such time as the Shares in question are no longer subject to restrictions on public resale and transfer pursuant to this Agreement. Any legends required by applicable federal, state or foreign securities laws will be removed at such time as such legends are no longer required. (b) Stop-Transfer Instructions. To ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own Common Stock, it may make appropriate notations to the same effect in its own records. (c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Performance Shares that have been sold or otherwise transferred in violation of this Agreement; or (ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred. 12. General Terms (a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The Administrator’s resolution of such dispute will be final and binding on the Company and the Participant. (b) Entire Agreement. The Plan and the Certificate are incorporated in this Agreement by reference, and the Participant hereby acknowledges that a copy of each has been made available to the Participant. This Agreement, the Certificate and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern. (c) Modification. The Agreement may be modified only in writing signed by both parties. (d) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as the Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax or email. (e) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement is binding on the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns. (f) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.